                             WM   VARIABLE   TRUST
                                   Prospectus
                                  MAY 1, 2001
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+ Equity Income Fund
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+ Mid Cap Stock Fund
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+ Small Cap Stock Fund
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This Prospectus describes Class 2 shares ("shares") of the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                             WM   VARIABLE   TRUST

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                               TABLE OF CONTENTS

                                                  PAGE
Risk/Return Summary                                 2
  Equity Income Fund                                3
  Mid Cap Stock Fund                                4
  Small Cap Stock Fund                              5
  Summary of Principal Risks                        6
Description of the Funds                            8
  Equity Income Fund                                8
  Mid Cap Stock Fund                                8
  Small Cap Stock Fund                              8
  Common Investment Practices                       8
How Can I Invest in the Funds?                     14
Tax Considerations                                 14
Organization                                       15
  How NAV is Determined                            15
  Advisor                                          15
  Individual Fund Managers                         15
Financial Highlights                               16
Appendix A                                         17

                              RISK/RETURN SUMMARY

WM Variable Trust (the "Trust") provides a broad range of investment choices including the three Funds included in this Prospectus. This summary, including the following pages through page 7, identifies the investment objective, principal investment strategies, and principal risks of each Fund. The principal investment strategies contained in this summary are not the only investment strategies available to the Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of additional investment strategies available to the Funds, please see the Statement of Additional Information (the "SAI").

The principal investment strategies included in this summary provide specific information about each of the Funds, but there are some general principles WM Advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, as well as the credit quality of individual issuers.

The discussion of each Fund's principal investment strategies includes some of the principal risks of investing in such Fund. You can find additional information about each Fund, including a more detailed description of these and other principal risks of an investment in each Fund, after this summary. Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Funds, and the related risks, before you invest.

Below the description of each Fund is a bar chart showing how the investment returns of its Class 1 shares have varied in the years since the Fund began. Because Class 2 shares are first being offered as of the date of this Prospectus, no Fund has any Class 2 share performance information. Class 1 share performance has not been restated to reflect the higher expenses borne by Class 2 shares, which would have lowered performance. The bar chart is intended to provide some indication of the volatility of the Fund's returns. The table following each bar chart shows how average annual total returns of the Fund compare to returns of a broad-based securities market index for the past one and five years and for the life of the Fund. Performance shown does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Fund will achieve its objectives. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

                               EQUITY INCOME fund

OBJECTIVE This Fund (formerly known as Bond & Stock Fund) seeks to provide a relatively high level of current income while achieving long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITORY RECEIPTS (ADRS) AND EUROPEAN DEPOSITORY RECEIPTS (EDRS), MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), REPURCHASE AGREEMENTS and REAL ESTATE INVESTMENT TRUSTS (REITS).

In selecting debt investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:


- Market Risk               - Derivatives Risk
- Credit Risk               - Liquidity Risk
- Currency Risk             - Management Risk
- Foreign Investment Risk   - Smaller Company Risk
- Leveraging Risk

YEARLY performance*
[Equity Income Fund Bar Chart]

                                                                             Annual Return
1999                                                                                  2.49
2000                                                                                 17.19

During the period shown above, the highest quarterly return was 8.61% (for the quarter ended 12/31/00), and the lowest was -5.90% (for the quarter ended 9/30/99). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

PERFORMANCE TABLE*

Average Annual Total Returns                                    Past      Since Inception
(for periods ended December 31, 2000)                         One Year       (4/28/98)
FUND SHARES                                                    17.19%           8.28%
STANDARD & POORS 500 INDEX**                                   -9.11%           8.04%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX***                11.84%           6.20%

  * Because Class 2 shares are first being offered as of the date of this Prospectus, no Fund has any Class 2 share performance information. Class 1 share performance has not been restated to reflect the higher expenses borne by Class 2 shares, which would have lowered performance.

 ** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

*** This index is generally considered representative of the U.S. Government and corporate bond markets.

                               MID CAP STOCK fund

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily (at least 65% of its assets) in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long-term.

In determining whether securities should be sold, the Advisor considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:


- Market Risk               - Derivatives Risk
- Credit Risk               - Liquidity Risk
- Currency Risk             - Management Risk
- Foreign Investment Risk   - Smaller Company Risk
- Leveraging Risk

NO PERFORMANCE INFORMATION IS PRESENTED FOR THE MID CAP STOCK FUND BECAUSE IT HAD NOT YET BEEN OPERATIONAL FOR A FULL FISCAL YEAR AS OF THE DATE OF THIS PROSPECTUS.

                              SMALL CAP STOCK fund

OBJECTIVE  This Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities, including FOREIGN INVESTMENTS, of companies with market capitalizations of less than $1.4 billion. The Fund may also utilize STRATEGIC TRANSACTIONS (derivatives), such as futures and options on futures.

In selecting investments for the Fund, WM Advisors looks for small capitalization companies that it expects to achieve growth in earnings and revenues or that it believes are currently undervalued relative to their true worth.

Among the principal risks of investing in the Fund are:


- Market Risk               - Derivatives Risk
- Credit Risk               - Liquidity Risk
- Currency Risk             - Management Risk
- Foreign Investment Risk   - Smaller Company Risk
- Leveraging Risk

YEARLY performance*

[Small Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             30.99
1996                                                                             10.04
1997                                                                             12.59
1998                                                                              8.09
1999                                                                             71.09
2000                                                                            -10.58

During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -21.00% (for the quarter ended 12/31/00). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

PERFORMANCE TABLE*

Average Annual Total Returns                                    Past         Past       Since Inception
(for periods ended December 31, 2000)                         One Year    Five Years       (1/12/94)
FUND SHARES                                                   -10.58%       15.39%          16.05%
STANDARD & POOR'S 500 INDEX**                                  -9.11%       18.33%          17.92%
RUSSELL 2000 INDEX***                                          -3.02%       10.32%          10.52%

  * Because Class 2 shares are first being offered as of the date of this Prospectus, no Fund has any Class 2 share performance information. Class 1 share performance has not been restated to reflect the higher expenses borne by Class 2 shares, which would have lowered performance.

 ** This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

*** This index represents the smallest 2000 companies in the Russell 3000 Index and is used to measure the small-cap market.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Funds. Factors that can affect a particular Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. That section also includes more information about the Funds, their investments and the related risks.

+ MARKET RISK. Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities.

   One aspect of market risk is interest rate risk. As interest rates rise, your investment in a Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less. This type of risk is generally greater for securities with longer maturities.

   The Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

+ CREDIT RISK. Each of the Funds may be subject to credit risk to the extent it invests in FIXED-INCOME SECURITIES. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to any of a Fund's portfolio transactions (including REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in CREDIT RATINGS, apply. The Funds may invest significantly in LOWER-RATED SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

+ CURRENCY RISK. The Funds may invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES may be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

+ FOREIGN INVESTMENT RISK. Funds with FOREIGN INVESTMENTS may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated.

+ LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Mid Cap Stock and Small Cap Stock Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. The Funds may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) and by BORROWING money to meet redemption requests.

+ DERIVATIVES RISK. Each of the Funds may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, use STRATEGIC TRANSACTIONS, such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to involve greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

+ MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Funds.

+ SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitaliza-tions. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees.

                            DESCRIPTION OF THE FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities, and may prevent the Funds from achieving their goals. You can find additional descriptions of the Funds' strategies and risks in the Statement of Additional Information ("SAI"). Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

EQUITY INCOME FUND. The Fund invests primarily in dividend paying common and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. Government securities and asset-backed securities, and may also invest up to 35% of its assets, in below investment grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 25% of its assets in real estate investment trusts, known as "REITs." The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 65% of its assets) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.

The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate up to 20% of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

SMALL CAP STOCK FUND. The Small Cap Stock Fund invests primarily in equity securities of companies with market capitalization of less than $1.4 billion at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities of issuers located in developing or emerging countries. The Fund may invest up to 35% of its assets in below investment grade bonds if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Funds may invest, and strategies which WM Advisors may employ in pursuit of that Fund's investment objective and a summary of risks and restrictions associated with these securities and investment practices.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Mid Cap Stock and Small Cap Stock Funds such borrowings may not exceed 30% of total assets. The Equity Income Fund may borrow up to 5% of its total assets for emergency, non-investment purposes. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Funds.

Each of the Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is decline in the securities sold (and required to be repurchased).

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The Equity Income Fund may purchase floating rate, inverse floating rate and variable rate investments, including participation interests therein.

The Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. Mid Cap Stock and Small Cap Stock Funds may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when WM Advisors believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. These Funds may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

The Mid Cap Stock and Small Cap Stock Funds may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN INVESTMENTS. The Equity Income Fund may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The Mid Cap Stock and Small Cap Stock Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors believes that it would be beneficial to the Fund, each of the Mid Cap Stock and Small Cap Stock Funds may invest up to 10% of its assets in securities of mutual funds that are not affiliated with WM Advisors. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Funds may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Funds' Board of Trustees.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income Fund, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Funds may lend portfolio securities to brokers and other financial organizations. The Small Cap Stock Fund may lend portfolio securities up to 20% of its total assets. The Equity Income and Mid Cap Stock Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

LOWER-RATED SECURITIES. The Funds may each invest up to 35% of their total assets in below-investment grade debt securities, sometimes referred to as "junk bonds."

Below-investment grade debt securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Equity Income and Mid Cap Stock Funds may invest in mortgage-backed securities, which represent participation in, or are secured by, mortgage loans and include collateralized mortgage obligations and stripped mortgage-backed securities.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed securities typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.

Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages on more favorable terms; the reverse is true during periods of rising interest rates. Mortgage-backed securities are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities. In addition, they have a higher risk of decline in value during periods of rising interest rates because declining prepayment rates effectively increase the average maturity of the fund's investments (and, therefore, its sensitivity to changes in interest rates) at times when that is least desirable. These investments can increase the volatility of the Fund.

In addition, the Equity Income and Mid Cap Stock Funds may invest in commercial mortgage-backed securities, which are similar to government mortgage-backed securities, except that they may not be issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). Commercial mortgage-backed securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

The Equity Income, Mid Cap Stock and Small Cap Stock Funds may purchase asset-backed securities. These Funds will not invest more than 10% of their total assets in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Equity Income, Mid Cap Stock and Small Cap Stock Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements, which are purchases of underlying debt securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "Strategic Transactions."

Strategic Transactions may be used:

- to attempt to protect against possible changes in the market value of securities held, or to be purchased, resulting from securities markets or currency exchange rate fluctuations;

- to protect unrealized gains in the value of securities;

- to facilitate the sale of securities for investment purposes;

- to manage the effective maturity or duration of the Fund; or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Some Strategic Transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any Strategic Transaction is a function of numerous variables including market conditions.

The use of Strategic Transactions involves special considerations and risks; for example:

- the ability of the Fund to utilize Strategic Transactions successfully will depend on the ability of WM Advisors to predict pertinent market movements:

- the risk that the other party to a Strategic Transaction will fail to meet its obligations to the Fund;

- the risk that the Fund will be unable to close out a Strategic Transaction at a time when it would otherwise do so, due to the illiquidity of the Strategic Transaction; and

- the risk of imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions.

Strategic Transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. Government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and securities issued or guaranteed by U.S. Government agencies or instrumentalities. Some securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When-issued securities may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

                         HOW CAN I INVEST IN THE FUNDS?

Shares of the Funds are currently offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts"), and may in the future be offered to qualified pension and retirement plans.

PURCHASE AND REDEMPTION

The shares of the Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Funds corresponding to such divisions. Shares of the Funds are purchased and redeemed at net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests and transfer requests from Contract owners, annuitants or beneficiaries which are priced as of that day. Purchases and redemptions are effected at the net asset value next-determined after receipt by the Trust of a properly completed purchase or redemption order.

All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemption, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

The initial shareholder of Class 2 shares of each of the Funds has approved a distribution plan applicable to Class 2 shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under Rule 12b-1 distribution plan, WM Funds Distributor, Inc. (the "Distributor") will, upon approval of the plan by the Trustees, receive fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares of each Fund. Because these fees are paid out of the assets of each Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other kinds of sales charges.

The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Fund shares may receive additional compensation or other incentives for selling Fund shares.

                               TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the attached prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.

Each Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gain distributed to shareholders.

Although the Trust intends that it and each Fund will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, Funds investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Funds.

Because the Trust funds certain types of variable annuities and variable life contracts, each Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.

Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Fund. The Funds will declare and pay dividends and any net realized capital gains annually.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

                                  ORGANIZATION

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier.

ADVISOR

The Funds are managed by WM Advisors, Inc., which is referred to as the Advisor in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. Each Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor. For more information, see the SAI.

The Advisor has been in the business of investment management since 1944, and its predecessor advised a mutual fund beginning in 1939. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends and monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

INDIVIDUAL FUND MANAGERS

Stephen Q. Spencer, CFA, Vice President and Senior Portfolio Manager of the Advisor, has been primarily responsible for the day-to-day management of the Mid Cap Stock Fund since March 2001. Mr. Spencer has been employed by the Advisor since September 1999. Prior to that, since 1985 Mr. Spencer had been a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney and Co.

Richard E. Helm, CFA, Vice President and Senior Portfolio Manager of the Advisor, has been primarily responsible for the day-to-day management of the Equity Income Fund since May 2001. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999. Prior to that, Mr. Helm worked for several years for Morgan Stanley Asset Management and its affiliates, including serving as a Portfolio Manager and Analyst.

Linda C. Walk, CFA, is Vice President and Senior Portfolio Manager of the Advisor, and has been primarily responsible for the day-to-day management of the Small Cap Stock Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Prior to 1997, Ms. Walk was a Portfolio Manager at Laird Norton Trust Company since 1996.

MANAGEMENT FEES

During their most recent fiscal years, each of the Funds paid management fees to WM Advisors at the following rates:

                                       Fees Paid as a Percentage
FUNDS                                        of Net Assets
-------------------------------------------------------------------
Equity Income Fund................               0.63%
Mid Cap Stock Fund*...............               0.75%
Small Cap Stock Fund..............               0.87%

---------------------

* The Mid Cap Stock Fund has not completed a full fiscal year. The rate shown is the rate it has agreed to pay WM Advisors.

FINANCIAL HIGHLIGHTS

No financial information is available because the Funds had not commenced operations with respect to Class 2 shares prior to the date of this Prospectus.

--------------------------------------------------------------------------------

                                   APPENDIX A

   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of best quality and high quality, respectively, by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

+ D -- Bonds rated D are in default, meaning payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Trust's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Funds. The SAI and the Reports of Independent Accountants, along with the financial statements, included in the Trust's most recent Annual Report is incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, or make shareholder inquiries, by contacting your financial advisor or by calling toll-free 1-800-222-5852.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.